UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2021

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 21, 2021, Investar Holding Corporation (the “Company”), the holding company of Investar Bank, National Association (the “Bank”), issued a press release reporting third quarter 2021 results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02, including Exhibit 99.1 of this Current Report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c) As part of management’s ongoing reorganization efforts, on October 20, 2021, the board of directors of the Company appointed Linda M. Crochet to serve as the Executive Vice President and Chief Operations Officer of the Company and the Bank, replacing Dane M. Babin, who previously served as the Executive Vice President and Chief Operations Officer of the Company and Bank.

Ms. Crochet, 58, has over 35 years of banking experience and joined the Bank as the Greater Baton Rouge Portfolio President in January 2019 after serving as Senior Director of Credit Processing Technology within the Credit Risk Management department at Capital One Bank. Ms. Crochet’s appointment as Chief Operations Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Crochet and any director, executive officer or other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). The Company has not engaged in any transaction in which Ms. Crochet had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

On October 20, 2021, Dane M. Babin notified the Company that he was resigning from all positions with the Company and the Bank, effective November 4, 2021.

A copy of the press release announcing the Company’s management changes is furnished as Exhibit 99.2 to this Current Report on Form 8-K an dis incorporated by reference into this Item 5.02.

Item 8.01	Other Events

In furtherance of the Company’s management reorganization efforts, on October 20, 2021, the board of directors of the Company appointed Jeffrey W. Martin to serve as the Executive Vice President and Chief Credit Officer of the Company and the Bank. Mr. Martin, 56, has over 28 years of banking experience and joined the Bank as the Business Banking Director in April 2020 after serving as a Commercial Banking Executive at Regions Bank for 26 years.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Earnings release of Investar Holding Corporation dated October 21, 2021 announcing financial results for the quarter ended September 30, 2021
99.2	Press release dated October 22, 2021
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: October 22, 2021	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer